UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2007 (November 17, 2006)

CRC HEALTH CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-135172	73-1650429
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20400 Stevens Creek Boulevard, Suite 600, Cupertino, California	95014
(Address of Principal Executive Offices)	(Zip code)

(877) 272-8668

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This current report on Form 8-K/A is filed as an amendment (Amendment No. 1) to the current report on Form 8-K filed by CRC Health Corporation (the “Company”) on November 22, 2006 (the “Original Form 8-K”) to provide the historical financial statements of the acquired business, Aspen Education Group, Inc. (“Aspen”) required pursuant to Item 9.01(a) of Form 8-K, and the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Aspen and subsidiaries as of December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005 are filed as Exhibits 99.3 and 99.4 to the current report on Form 8-K filed by the Company on October 30, 2006 and are incorporated by reference herein.

The unaudited interim financial statements of Aspen and subsidiaries as of and for the nine months ended September 30, 2006 and 2005 are filed as Exhibit 99.1 to this current report on Form 8-K/A.

(b)	Pro Forma Financial Information.

The pro forma financial information required pursuant to Item 9.01(b) of Form 8-K, as of and for the nine months ended September 30, 2006 and for the year ended December 31, 2005 is furnished as Exhibit 99.2 to this current report on Form 8-K/A.

(d)	Exhibits.

Exhibit No.	Description
99.1	Unaudited Condensed Consolidated Financial Statements of Aspen Education Group, Inc. and Subsidiaries as of and for the nine months ended September 30, 2006 and 2005.
99.2	Unaudited Pro forma Combined Condensed Financial Statements as of and for the nine months ended September 30, 2006 and for the year ended December 31, 2005 (furnished herewith).

Cautionary Note Regarding Forward-Looking Statements:

The statements in this current report on Form 8-K/A include or may include “forward-looking statements.” All statements included herein, other than statements of historical fact, may constitute forward-looking statements. In some cases you can identify forward-looking statements by terminology such as “may,” “should” or “could.” Generally, the words “anticipates,” “believes,” “expects,” “intends,” “estimates,” “projects,” “plans” and similar expressions identify forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements include, among others, the following factors: changes in government reimbursement for the Company’s services; changes in applicable regulations or a government investigation or assertion that the Company has violated applicable regulations; the potentially difficult, unsuccessful or costly integration of recently acquired operations, including the acquisition of Aspen, and future acquisitions; the potentially difficult, unsuccessful or costly opening and operating of new treatment facilities; the possibility that commercial payors for the Company’s services may undertake future cost containment initiatives; the limited number of national suppliers of methadone used in the Company’s opiate treatment clinics; the failure to maintain established relationships or cultivate new relationships with patient referral sources; shortages in qualified healthcare workers; natural disasters such as hurricanes, earthquakes and floods; competition that limits the Company’s ability to grow; the potentially costly implementation of new information systems to comply

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with federal and state initiatives relating to patient privacy, security of medical information and electronic transactions; the potentially costly implementation of accounting and other management systems and resources in response to financial reporting and other requirements; the loss of key members of the Company’s management; claims asserted against the Company or lack of adequate available insurance; the Company’s substantial indebtedness, including the additional indebtedness entered into in connection with the acquisition of Aspen; and certain restrictive covenants in the Company’s debt documents and other risks that are described in the Company’s other filings with the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRC HEALTH CORPORATION

DATE: February 1, 2007	By:	/s/ PAMELA B. BURKE
	Name:	Pamela B. Burke
	Title:	Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Condensed Consolidated Financial Statements of Aspen Education Group, Inc. and Subsidiaries as of and for the nine months ended September 30, 2006 and 2005.
99.2	Unaudited Pro forma Combined Condensed Financial Statements as of and for the nine months ended September 30, 2006 and for the year ended December 31, 2005 (furnished herewith).

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